SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 13, 2003 (November 13, 2003)

ACCURIDE CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	333-50239	61-1109077
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7140 Office Circle, Evansville, IN		47715
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code (812) 962-5000

Item 7.                                                           Financial Statements, Pro Forma Financial Information and Exhibits

(c)                                  Exhibits

99.1                                                   Press Release of Accuride Corporation, dated November 13, 2003.

Item 12.                                                    Results of Operations and Financial Condition.

On November 13, 2003, Accuride Corporation issued a press release announcing its financial results for the fiscal quarter ended September 30, 2003.  The full text of the press release issued by Accuride Corporation on November 13, 2003 is attached hereto as Exhibit 99.1.

The information in this Current Report is being furnished pursuant to Item 12 of Form 8-K and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and Section 11 of the Securities Act of 1933, as amended, or otherwise subject to the liabilities of those sections. This Current Report will not be deemed an admission by Accuride Corporation as to the materiality of any information in this report that is required to be disclosed solely by Item 12.  Accuride Corporation does not undertake a duty to update the information in this Current Report and cautions that the information included in this Current Report is current only as of November 13, 2003 and may change thereafter.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACCURIDE CORPORATION

Date:	November 13, 2003	/s/ John R. Murphy
John R. Murphy
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release of Accuride Corporation, dated November 13, 2003.